UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): March 26, 2024

Biora Therapeutics, Inc.

(Exact name of Registrant as Specified in Its Charter)

Delaware	001-39334	27-3950390
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

4330 La Jolla Village Drive, Suite 300
San Diego, California		92122
(Address of Principal Executive Offices)		(Zip Code)

Registrant’s Telephone Number, Including Area Code: (833) 727-2841

N/A

(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock, par value $0.001 per share	BIOR	The Nasdaq Global Market

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§ 230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§ 240.12b-2 of this chapter).

Emerging growth company

☒

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.

☐

Item 2.02 Results of Operations and Financial Condition.

On March 26, 2024, Biora Therapeutics, Inc. (the "Company") issued a press release announcing its financial results for the fourth quarter and year ended December 31, 2023. The press release is furnished as Exhibit 99.1 to this Current Report on Form 8-K.

As provided in General Instruction B.2 of Form 8-K, the information in this Item 2.02 and Exhibit 99.1 incorporated herein shall not be deemed to be “filed” for purposes of Section 18 of the Securities Exchange Act of 1934, as amended (the “Exchange Act”) or otherwise subject to the liabilities of that section, nor shall such information or Exhibit 99.1 be deemed to be incorporated by reference in any filing under the Securities Act of 1933, as amended, or the Exchange Act, except as shall be expressly set forth by specific reference in such a filing.

Item 8.01 Other Events.

Results from SAD Portion of Phase 1 Clinical Trial of BT-600

On March 26, 2024, the Company announced the results from the single-ascending dose (“SAD”) portion of its Phase 1 clinical trial of BT-600 in ulcerative colitis. Results from this portion of the trial were consistent with desired performance targets:

•
NaviCap devices were well tolerated by study subjects in the SAD cohort.
•
All participants who received devices containing active drug showed systemic drug absorption, indicating that all NaviCap devices released and delivered drug as intended.
•
Measurable tofacitnib in blood was first observed at approximately six hours, with maximal concentrations at approximately eight hours post ingestion, which is indicative of drug delivery and absorption in the colon, as intended.
•
Plasma levels of tofacitinib were approximately 3-4 times lower than what is observed with conventional oral tofacitinib at the same doses, which is a positive sign, consistent with passage of drug through the colonic tissue and into systemic circulation.
•
Dose-proportional pharmacokinetics were also observed, with consistently lower plasma drug concentrations with the 5 mg dose than the 10 mg dose.

Settlement of IPO Litigation

In March 2024, the Company and plaintiffs agreed to settle the litigation related to the Company’s IPO, subject to negotiation and entry into definitive and binding agreements and court approval, for an amount of $1.0 million. The Company has accrued this amount in accrued expenses in the balance sheet as of December 31, 2023. For more information regarding the IPO litigation, see Note 9, “Commitments and Contingencies” to the condensed consolidated financial statements included in the Company’s Quarterly Report on Form 10-Q for the quarter ended September 30, 2023.

Item 9.01 Financial Statements and Exhibits.

(d) Exhibits.

99.1	Press release dated March 26, 2024

104	Cover Page Interactive Data File (embedded with the Inline XBRL document)

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

Biora Therapeutics, Inc.

Date:	March 26, 2024	By:	/s/ Aditya P. Mohanty
Aditya P. Mohanty Chief Executive Officer